UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 18, 2007
                                                 -------------------------------


          Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26
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                         (Exact name of issuing entity)


                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)


                     Wells Fargo Bank, National Association,
                      Morgan Stanley Mortgage Capital Inc.,
                   Bear Stearns Commercial Mortgage, Inc. and
                      Principal Commercial Funding II, LLC
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             (Exact name of sponsors as specified in their charters)


        Delaware             333-130789-05                 13-3411414
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(State or other            (Commission                  (IRS Employer
jurisdiction of            File Number                  Identification No.
incorporation of           of issuing entity)           of depositor)
depositor)





      383 Madison Avenue        New York, New York                  10179
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(Address of principal executive offices of depositor)            (Zip Code
                                                               of depositor)



Depositor's telephone number, including area code      (212) 272-2000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 18, 2007, Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer, Centerline Servicing Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as paying agent, certificate registrar and authenticating agent, of Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $1,908,566,000, were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated April 5, 2007, by and among the Company and the Underwriters.

      In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2007 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 18, 2007                      BEAR STEARNS COMMERCIAL MORTGAGE
                                            SECURITIES INC.




                                          By:  /s/  J. Christopher Hoeffel
                                              ----------------------------------
                                              Name:   J. Christopher Hoeffel
                                              Title:  Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.              Description                              Electronic (E)
---------------          -----------                              --------------

5                        Legality Opinion of Cadwalader,                (E)
                         Wickersham & Taft LLP, dated
                         April 18, 2007.

8.1                      Tax Opinion of Cadwalader, Wickersham          (E)
                         & Taft LLP, dated April 18, 2007
                         (included as part of Exhibit 5).

23.1                     Consent of Cadwalader, Wickersham &            (E)
                         Taft LLP (included as part of Exhibit 5).